UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 1/20/2017

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-04887

MO	43-0903811
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 24, 2017, UMB Financial Corporation (the “Company”) issued a press release announcing the financial results for the Company for the quarter and year ended December 31, 2016. A copy of the press release is attached as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission (“SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and are not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors Terrence P. Dunn and Nancy K. Buese have each separately provided notice to the Company of his and her decision to not stand for re-election as a director at the Company’s 2017 Annual Shareholders’ Meeting (the “Annual Meeting”). Mr. Dunn, who previously retired from his position as Chief Executive Officer with J.E. Dunn Construction Group on December 31, 2014, has decided to retire from serving on the Company’s Board of Directors, including serving as Chair of the Company’s Corporate Governance and Nominating Committee, as of the date of the Annual Meeting and provided the Company with written notice of his decision on January 23, 2017. Ms. Buese, who recently accepted a new position with Newmont Mining Corporation, provided written notice of her decision not to stand for re-election as a director and to resign from the Company’s Board of Directors, including serving as Chair of the Company’s Audit Committee and a member of the Company’s Risk Committee, on January 20, 2017. Mr. Dunn and Ms. Buese have each indicated that their decision is not tied to any disagreement with the Company or management of the Company. Mr. Dunn and Ms. Buese each will complete their terms and will remain on the Company’s Board of Directors until the election of directors at the Annual Meeting.

Item 7.01 Regulation FD Disclosure

On January 24, 2017, in the same press release previously noted in Item 2.02 of this Current Report on Form 8-K, the Company announced that the Board of Directors of the Company (the “Board”) declared a quarterly dividend of $0.255 per share that is payable on April 3, 2017 to shareholders of record of the Company on March 10, 2017. This press release is attached as Exhibit 99.1, and the information is hereby incorporated herein by reference.

The Company is furnishing a copy of materials that will be used in the Company’s shareholder conference call on January 25, 2017 at 8:30 a.m. (CT). A copy of the materials is attached as Exhibit 99.2 and will be available on the Company’s website at www.umb.com. The materials are dated January 24, 2017, and the Company disclaims any obligation to correct or update any of the materials in the future, except as required by applicable securities laws.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and are not incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release announcing financial results for quarter and year ended December 31, 2016, and announcing dividend declaration.

Exhibit 99.2	Investor Presentation Materials, dated January 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: January 24, 2017